UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2018

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 30, 2014, FuelCell Energy, Inc.’s (the “Company”) wholly owned subsidiary, FuelCell Energy Finance, LLC (“FuelCell Finance”), entered into a loan agreement (the “Loan Agreement”) with NRG Energy, Inc. (“NRG”) pursuant to which NRG extended a $40 million revolving construction and term financing facility (the “Loan Facility”) to FuelCell Finance for the purpose of accelerating project development by the Company and its subsidiaries.

On December 13, 2018, FuelCell Finance’s wholly owned subsidiary, Central CA Fuel Cell 2, LLC, drew a construction loan advance of $5,750,00 under the Loan Facility. This advance will be used to support the completion of construction of the 2.8 megawatt Tulare BioMAT project in California. This plant is expected to meet its commercial operations date (COD) in March 2019.

In conjunction with the December 13, 2018 draw, FuelCell Finance and NRG entered into an amendment to the Loan Agreement (the “Amendment”) to revise the definitions of the terms “Maturity Date” and “Project Draw Period” under the Loan Agreement and to make other related revisions. Prior to the Amendment, FuelCell Finance and its subsidiaries were able to request draws under the Loan Facility through July 30, 2019 and the maturity date of each note under the Loan Facility was five years after the first disbursement under such note. Pursuant to the Amendment, FuelCell Finance and its subsidiaries may now request draws only through December 31, 2018 and the maturity date of each note is the earlier of (a) March 31, 2019 and (b) the COD (commercial operation date or substantial completion date, as applicable) with respect to the fuel cell project owned by the borrower under such note. There are currently no other drawdowns or outstanding balances under the Loan Facility.

The foregoing summary of the terms of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit Number	Description
10.1	Second Amendment to Loan Agreement, dated as of December 13, 2018, by and among FuelCell Energy Finance, LLC and NRG Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: December 19, 2018	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer and Treasurer